SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

;Date of Report (date of earliest event reported): May 5, 2005

ATLANTIC BANCGROUP, INC.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction Of incorporation)	001-15061 Commission File Number	59-3543956 (I.R.S. Employer Identification No.)

1315 South Third Street
Jacksonville Beach, Florida 32250
(address of principal executive offices)
Registrant’s telephone number: (904) 247-9494

ITEM 2.02. Results of Operation and Financial Condition

On May 5, 2005, Atlantic BancGroup, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is being furnished with this Report:

99.1     Press Release (solely furnished and not filed for purposes of Item 9.01).

Date:    May 5, 2005

Atlantic BancGroup, Inc. (Registrant) By: /s/ Barry Chandler Barry Chandler President and Chief Executive Officer